EXHIBIT (1)
                                CERTIFICATIONS

I, Jimmy D. Gambill, certify that:

1. I have reviewed this report on Form N-CSR of Franklin California Tax-Free Trust;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial  statements  are required to include a statement of cash flows) of the registrant  as of,  and  for,  the  periods  presented in this  report;
4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the  Investment  Company  Act of 1940) for the registrant and have: (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report  our  conclusions  about  the  effectiveness  of the disclosure controls and  procedures,  as of as date within 90 days prior to the filing date of this report based on such evaluation; and (c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has
materially  affected,   or  is  reasonably  likely  to  materially  affect,  the
registrant's internal control over financial reporting;  and
5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):
(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and
(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

August 7, 2003


/S/JIMMY D. GAMBILL
Chief Executive Officer - Finance and Administration












I, Kimberley H. Monasterio, certify that:

1. I have reviewed this report on Form N-CSR of Franklin California Tax-Free Trust;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial  statements  are required to include a statement of cash flows) of the registrant  as of,  and  for,  the  periods  presented in this  report;
4. The registrant's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the  Investment  Company  Act of 1940) for the registrant and have: (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared; (b) Evaluated the effectiveness of the registrant's disclosure controls and procedures and presented  in  this  report  our  conclusions  about  the  effectiveness  of the disclosure  controls and  procedures,  as of as date within 90 days prior to the filing date of this report based on such evaluation; and (c) Disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual
report) that has materially  affected,   or  is  reasonably  likely  to
materially affect, the registrant's internal control over financial reporting; and
5. The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions): (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and (b)
Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

August 7, 2003


/S/KIMBERLEY H. MONASTERIO
Treasurer and Chief Financial Officer